================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                 Amendment No. 1

                                       to

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 6, 1998

                                 IDT CORPORATION
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                     0-27898                 22-3415036
----------------------------    -----------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)

190 MAIN STREET, HACKENSACK, NEW JERSEY                07601
----------------------------------------             ----------
(Address of Principal Executive Offices)             (Zip Code)

                                 (201) 928-1000
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

================================================================================

                                  EXPLANATORY NOTE

         The purpose of this filing is to amend the Pro Forma Consolidated Statement of Operations for the year ended July 31, 1997 and for the six months ended January 31, 1998. In addition, Note (a) to the Pro Forma Consolidated Financial Statements has been amended.


ITEM 2.

         On April 7, 1998, IDT Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the parties thereto agreed that a wholly owned subsidiary of the Company would be merged with and into InterExchange, Inc., a Delaware corporation ("IX"), and that IX would become a wholly owned subsidiary of the Company. The closing of this transaction took place on May 6, 1998

         Pursuant to the Merger Agreement, all of the outstanding shares of the common stock of IX (the "IX Common Stock") were exchanged for an aggregate of 3,242,323 newly issued shares (the "IDT Shares") of common stock, par value $.01 per share, of the Company (the "IDT Common Stock"), and $20 million in cash (the "Cash Consideration"), which was funded out of the Company's working capital. A portion of the IDT Shares will remain in escrow until October 2002 in order to satisfy certain indemnification obligations that the former stockholders of IX may have under the Merger Agreement. This transaction will be treated as a purchase for accounting purposes and is intended to qualify as a tax-free reorganization under the provisions of
Section 368 of the Internal Revenue Code of 1986, as amended.

         IX provides satellite frame relay networking and carrier-grade Internet telephony to over 20 international destinations and also operates one of the nation's largest international debit card platform.

         Mr. David Turock, the Company's Director of Technology, owned approximately 50% of the outstanding shares of IX, and served as IX's Chairman prior to the transactions contemplated by the Merger Agreement.

         The information set forth above is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference. The Company hereby agrees to furnish a supplementary copy of any omitted exhibit to the Merger Agreement to the Securities and Commission upon request.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         (i) The Combined Financial Statements of InterExchange, Inc. and Combined Affiliates as of December 31, 1997, 1996 and 1995 and for the three years ended December 31, 1997 are filed herewith as Exhibit 99.1.

         (ii) The Unaudited Combined Financial Statements of InterExchange, Inc. and Combined Affiliates as of March 31, 1998 and March 31, 1997 and for the three months ended March 31, 1998 and March 31, 1997 are filed herewith as Exhibit 99.2.

(b)       PRO FORMA FINANCIAL INFORMATION

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The following pro forma consolidated balance sheet of the Company at January 31, 1998 gives effect to (i) the transactions contemplated by the Merger Agreement (the "InterExchange Acquisition"), (ii) the Company's offering of 5,293,750 shares of its common stock, the closing of which occurred on February 3, 1998 (the "Equity Offering"), and (iii) the Company's offering of $100,000,000 aggregate principal amount of 8 3/4% Senior Notes due 2006, the closing of which occurred on February 18, 1998 (the "Debt Offering, and together with the InterExchange Acquisition and the Equity Offering, the "Transactions"). The following pro forma consolidated statements of operations of the Company for the six months ended January 31, 1998 and the year ended July 31, 1997 give effect to the Transactions as if they occurred at the beginning of such periods. The pro forma consolidated financial statements should be read in conjunction with (1) the historical financial statements of the Company, including the notes thereto, which are contained in the Company's quarterly report on Form 10-Q, as amended, for the quarter ended January 31, 1998 and the Company's Annual Report on Form 10-K, as amended, for the year ended July 31, 1997, and (2) the historical financial statements of IX as of and for the three months ended March 31, 1998 and for the year ended December 31, 1997, which have been filed as exhibits to this Report.

         The pro forma consolidated financial statements are included for informational purposes only and are not necessarily indicative of the financial position or operating results that would have occurred if the Transactions had been consummated as of the dates indicated, nor are they necessarily indicative of the Company's future financial condition or operating results.

         Pro forma adjustments for the InterExchange Acquisition reflect the Company's issuance of 3,242,323 shares of common stock and $20,000,000 of cash. The InterExchange Acquisition will be accounted for by the purchase method of accounting for business combinations and, accordingly, the estimated cost to acquire such assets will be allocated to the underlying net assets in proportion to their respective fair values. The valuations and other studies which will provide the basis for such allocations have not been completed. As more fully described in the notes to the pro forma consolidated financial statements, the allocation of the excess of the cost over the book value of the net assets acquired has been made preliminarily for pro forma purposes to goodwill.

                                                       IDT CORPORATION
                                            PRO FORMA CONSOLIDATED BALANCE SHEET
                                                      JANUARY 31, 1998
                                                         (UNAUDITED)

                                        IDT CORP.                      IDT CORP.   INTEREXCHANGE      PRO FORMA         IDT
                                       HISTORICAL     ADJUSTMENTS     AS ADJUSTED   HISTORICAL (A)   ADJUSTMENTS     PRO FORMA
                                      -------------------------------------------------------------------------------------------
ASSETS
Current assets
Cash and cash equivalents             $ 8,641,358    $216,280,000(b)  $224,921,358   $   523,056     (20,000,000)(c) $205,444,414
Accounts receivable, net               31,794,759                       31,794,759       818,308                       32,613,067
Notes receivable                          479,660                          479,660             -                          479,660
Other current assets                    4,975,009                        4,975,009             -                        4,975,009
                                      -------------------------------------------------------------------------------------------
   Total current assets                45,890,786     216,280,000      262,170,786     1,341,364     (20,000,000)     243,512,150

Property and equipment, net            34,843,057                       34,843,057     5,326,352                       40,169,409
Goodwill, net                           6,369,685                        6,369,685             -     127,546,896 (c)  133,916,581
Other assets                            3,240,506       3,500,000(b)     6,740,506        36,154                        6,776,660
                                      -------------------------------------------------------------------------------------------
   Total assets                       $90,344,034    $219,780,000     $310,124,034    $6,703,870     107,546,896     $424,374,800
                                      ===========================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Trade accounts payable                $23,320,563                       23,320,563     2,610,091                       25,930,654
Accrued expenses                          599,789                          599,789       945,282                        1,545,071
Deferred revenue                        2,504,047                        2,504,047             -                        2,504,047
Notes payable-current portion           1,730,138                        1,730,138       502,839                        2,232,977
Capital lease obligations
 - current portion                      2,936,760                        2,936,760             -                        2,936,760
Taxes Payable                                   -                                -     1,033,498                        1,033,498
Other current liabilities                 142,000                          142,000             -                          142,000
                                      -------------------------------------------------------------------------------------------
   Total current liabilities           31,233,297                       31,233,297     5,091,710                       36,325,007

Notes Payable-long term portion         5,580,823                        5,580,823       430,006                        6,010,829
Capital Lease Obligation -
 long term portion                      5,554,632                        5,554,632             -                        5,554,632
Convertible Debentures                  7,500,000                        7,500,000             -                        7,500,000
Deferred income taxes                           -                                -       112,000                          112,000
Senior Notes Payable                            -    $100,000,000(b)   100,000,000             -                      100,000,000
                                      -------------------------------------------------------------------------------------------
   Total liabilities                   49,868,752     100,000,000      149,868,752     5,633,716                      155,502,468

Minority Interest                         100,000                          100,000             -                          100,000

Stockholders' equity
Preferred stock                                 -                                -             -                                -
Common stock                              135,025         52,938(b)        187,963           600        32,423 (c)        220,386
                                                                                                          (600)(c)
Class A stock                             102,558                          102,558             -                          102,558
Retained earnings                               -                                -     1,069,554    (1,069,554)(c)              -
Additional paid in capital             56,970,472    119,727,062(b)    176,697,534             -   108,584,627 (c)    285,282,161
Accumulated deficit                   (16,832,773)                     (16,832,773)            -                      (16,832,773)
                                      -------------------------------------------------------------------------------------------
   Total stockholders' equity          40,375,282    119,780,000       160,155,282     1,070,154   107,546,896        268,772,332
                                      -------------------------------------------------------------------------------------------
Total liabilities and
 stockholders'equity                  $90,344,034   $219,780,000      $310,124,034    $6,703,870  $107,546,896       $424,374,800
                                      ===========================================================================================

                                                 IDT CORPORATION
                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                        SIX MONTHS ENDED JANUARY 31, 1998
                                                   (UNAUDITED)

                                        IDT CORP.                       IDT CORP.     INTEREXCHANGE     PRO FORMA
                                       HISTORICAL    ADJUSTMENTS       AS ADJUSTED    HISTORICAL (D)    ADJUSTMENTS    PRO FORMA
----------------------------------------------------------------------------------------------------------------------------------
Revenues                             $125,703,766                     $125,703,766     $7,466,138                     $133,169,904
Costs and expenses:                                                              -
 Direct cost of revenues               92,309,811                       92,309,811      1,840,905                       94,150,716
 Selling, general and
  administrative                       23,706,415                       23,706,415      4,126,542                       27,832,957
 Depreciation and amortization          3,787,573                        3,787,573      1,097,459      $3,188,672 (f)    8,073,704
                                     ---------------------------------------------------------------------------------------------
TOTAL COSTS AND EXPENSES              119,803,799                      119,803,799      7,064,906       3,188,672      130,057,377
                                     ---------------------------------------------------------------------------------------------
Earnings (loss) from operations         5,899,967                        5,899,967        401,232      (3,188,672)       3,112,527
Interest and other, net                  (783,393)   $(4,375,000)(e)    (5,377,143)       275,622                       (5,101,521)
                                                        (218,750)(e)
                                     ---------------------------------------------------------------------------------------------
Earnings before income taxes            5,116,574     (4,593,750)          522,824        676,854      (3,188,672)      (1,988,994)
Income taxes                                    -                                -        226,400                          226,400
                                     ---------------------------------------------------------------------------------------------
NET INCOME (LOSS)                    $  5,116,574    $(4,593,750)      $   522,824       $450,454     $(3,188,672)     $(2,215,394)
                                     =============================================================================================

Net income (loss) per share-basic    $       0.23                      $     (0.02)                                    $     (0.07)
                                     ============                      ===========                                     ===========

Weighted average number of shares
used in calculation of earnings
per share - basic                      22,638,022                       27,931,822                                      31,174,145
                                     ============                      ===========                                     ===========

Net Income (loss) per share-diluted  $       0.20                      $     (0.02)                                    $     (0.07)
                                     ============                      ===========                                     ===========

Weighted average number of shares
used in calculation of earnings
per share - diluted                    26,087,362                       31,381,162                                      31,174,145
                                     ============                      ===========                                     ===========

                                                  IDT CORPORATION
                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                              YEAR ENDED JULY 31, 1997
                                                    (UNAUDITED)

                                       IDT CORP.                       IDT CORP.     INTEREXCHANGE      PRO FORMA
                                      HISTORICAL    ADJUSTMENTS       AS ADJUSTED    HISTORICAL (D)    ADJUSTMENTS     PRO FORMA
                                    -----------------------------------------------------------------------------------------------
Revenues                            $135,187,227                     $135,187,227    $ 9,749,467                      $144,936,694
Costs and expenses                                                              -
 Direct cost of revenues              92,214,223                       92,214,223      4,705,566                        96,919,789
 Selling, general and
  administrative                      41,544,987                       41,544,987      1,472,017                        43,017,004
 Depreciation and amortization         4,873,142                        4,873,142      2,700,070      $ 6,377,344 (f)   13,950,556
                                    -----------------------------------------------------------------------------------------------

Total costs and expenses             138,632,352                      138,632,352      8,877,653        6,377,344      153,887,349
                                    -----------------------------------------------------------------------------------------------

Earnings (loss) from operations       (3,445,125)                      (3,445,125)       871,814      (6,377,344)       (8,950,655)
Interest and other, net                 (391,645)  $(8,750,000)(e)     (9,579,145)        95,355                        (9,483,790)
                                                      (437,500)(e)
                                    -----------------------------------------------------------------------------------------------

Earnings (loss) before income taxes   (3,836,770)   (9,187,500)       (13,024,270)       967,169      (6,377,344)      (18,434,445)
Income taxes                                   -                                -        427,443                           427,443
                                    -----------------------------------------------------------------------------------------------

Net income (loss)                   $ (3,836,770)  $(9,187,500)      $(13,024,270)    $  539,726     $(6,377,344)     $(18,861,888)
                                    ===============================================================================================

Net income (loss) per share-basic   $      (0.18)                    $      (0.49)                                    $      (0.64)
                                    ============                     ============                                     ============

Weighted average number of shares
used in calculation of earnings
per share - basic                     21,152,927                       26,446,727                                       29,689,050
                                    ============                     ============                                     ============

Net income (loss) per share-diluted $      (0.18)                    $      (0.49)                                    $      (0.64)
                                    ============                     ============                                     ============

Weighted average number of shares
used in calculation of earnings
per share - diluted                   21,152,927                       26,446,727                                       29,689,050
                                    ============                     ============                                     ============

                                 IDT Corporation

              Notes to Pro Forma Consolidated Financial Statements


a) Reflects the historical assets and liabilities of IX as of March 31, 1998, as IX's year end is different than the Company's.


b) Adjustments to record the Debt Offering and the Equity Offering, respectively, reflect (1) the issuance of $100,000,000 aggregate principal amount of 8 3/4% Senior Notes and the receipt of net proceeds therefrom of $96,500,000 after deducting $3,500,000 of debt issuance costs, and (2) the issuance of 5,293,750 shares of common stock and the receipt of net proceeds therefrom of $119,780,000.

c)      Pro forma adjustments to record the InterExchange Acquisition reflect
        (1) the Company's issuance of 3,242,323 shares of common stock and $20,000,000 of cash, (2) the allocation of the excess of the purchase price over the book value of the net assets acquired of $127,546,896 to goodwill based on a common stock price of $33.50 per share, and (3) the elimination of IX's historical stockholders' equity.

d) Reflects the historical operating results of IX for the six months ended March 31, 1998 and the year ended September 30, 1997, as IX's year end is different than IDT's.

e) Adjustments to record the Debt Offering for the six months ended January 31, 1998 and the year ended July 31, 1997 reflect an increase in interest expense of $4,593,750 and $9,187,500, respectively, resulting from (1) interest on the $100,000,000 aggregate principal amount of the 8 3/4% Senior Notes and (2) amortization of deferred debt issuance costs on a straight-line basis over an eight-year period.

f) Pro forma adjustments to record the InterExchange Acquisition for the six months ended January 31, 1998 and the year ended July 31, 1997 reflect an increase of $3,188,672 and $6,377,344, respectively, in depreciation and amortization with respect to the excess cost to acquire IX that has been allocated to goodwill and amortized on a straight-line basis over a twenty-year period.

(C)      EXHIBITS:

EXHIBIT NO.    DESCRIPTION
-----------    -----------

2.1 Agreement and Plan of Merger, dated April 7, 1998, by and among the Company, ADM Corp., a wholly owned subsidiary of the Company, IX, David Turock, Eric Hecht, Richard Robbins, Bradley Turock, Wai Nam Tam, Mary Jo Altom and Lisa Mikulynec. (incorporated by reference from Exhibit 2.1 of IDT's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on April 22, 1998).

23.1           Consent of Amper, Politziner & Mattia P.A.


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

99.1 The Combined Financial Statements of InterExchange, Inc. and Combined Affiliates as of December 31, 1997, 1996 and 1995 and for the three years ended December 31, 1997.

99.2 The Unaudited Combined Financial Statements of InterExchange, Inc. and Combined Affiliates as of March 31, 1998 and March 31, 1997 and for the three months ended March 31, 1998 and March 31, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IDT CORPORATION

                                      By: /s/ Stephen Brown
                                          ------------------------------------
                                          Stephen Brown
                                          Chief Finanical Officer



Date: May 26, 1998













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